EX-99.1

                               SHEER VISION, INC.

                              FINANCIAL STATEMENTS
                         AND SUPPLEMENTARY INFORMATION

                      YEARS ENDED AUGUST 31, 2005 AND 2004

                               SHEER VISION, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                      YEARS ENDED AUGUST 31, 2005 AND 2004

                                    CONTENTS

                                                                         PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                                          1

BALANCE SHEETS                                                             2

STATEMENTS OF OPERATIONS, RETAINED EARNINGS
  AND ACCUMULATED DEFICIT                                                  3

STATEMENTS OF CASH FLOWS                                                   4

NOTES TO FINANCIAL STATEMENTS                                            5 - 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS'
SHEER VISION, INC.
ROLLING HILLS ESTATES, CALIFORNIA


We have audited the accompanying balance sheets of Sheer Vision, Inc. as of August 31, 2005 and 2004, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sheer Vision, Inc. as of August 31, 2005 and 2004, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ MILLER, ELLIN & COMPANY, LLP
                                   CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
February 8, 2006

                                SHEERVISION, INC.

                                 BALANCE SHEETS

                                                                           AUGUST 31,
                                                                    ------------------------
                                                                      2005           2004
                                                                    ---------      ---------
                                                                                  (RESTATED)
CURRENT ASSETS:
    Cash                                                            $   1,837      $  44,065
    Accounts receivable                                                37,941         24,520
    Inventory                                                         139,894         31,724
    Deferred financing costs                                           50,573             --
    Due from affiliates                                                    --          4,100
    Due from stockholders                                                  --        177,155
    Prepaid trade shows                                                53,855         33,825
    Other current assets                                               13,064             --
                                                                    ---------      ---------
            Total current assets                                      297,164        315,389

    Security deposits                                                   3,580             --
                                                                    ---------      ---------
                                                                    $ 300,744      $ 315,389
                                                                    =========      =========

CURRENT LIABILITIES:
    Accounts payable                                                $ 226,472      $  89,118
    Accrued expenses and other current liabilities                        777             --
    Commissions payable                                                49,749             --
    Due to stockholders                                                48,634             --
    Sales tax payable                                                   7,694          3,815
    Deferred income taxes payable                                      22,397         33,596
    Income taxes payable- current                                       4,019          4,058
                                                                    ---------      ---------
            Total current liabilities                                 359,742        130,587
                                                                    ---------      ---------


COMMITMENTS                                                                --             --

STOCKHOLDERS' EQUITY (DEFICIENCY):
    Common stock - authorized 2,000,000 shares, no par value;
        Issued and outstanding - 1,000,000 shares having
        a stated value of $0.001 per share                              1,000          1,000
    Retained earnings (Accumulated deficit)                           (59,998)       183,802
                                                                    ---------      ---------
            Total stockholders' equity (deficiency)                   (58,998)       184,802
                                                                    ---------      ---------

                                                                    $ 300,744      $ 315,389
                                                                    ---------      ---------

   The accompanying notes are an integral part of these financial statements.

                                SHEERVISION, INC.

      STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)

                                                              YEARS ENDED
                                                               AUGUST 31,
                                                       ------------------------
                                                          2005          2004
                                                       ----------    ----------
                                                                     (RESTATED)
NET SALES                                              $1,972,460    $1,876,086

COST OF GOODS SOLD                                        700,131       810,378

                                                       ----------    ----------
GROSS PROFIT                                            1,272,329     1,065,708
                                                       ----------    ----------

OPERATING EXPENSES:
     Shipping expenses                                     92,985        54,377
     Selling                                              511,698       533,086
     General and administrative                           641,312       429,707
     Product development                                    8,450        29,759
                                                       ----------    ----------
                  Total operating expenses              1,254,445     1,046,929
                                                       ----------    ----------

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES         17,884        18,779
                                                       ----------    ----------

PROVISION (BENEFIT) FOR INCOME TAX:
     Current                                                8,077         4,058
     Deferred                                             (11,199)       33,596
                                                       ----------    ----------
                                                           (3,122)       37,654
                                                       ----------    ----------

NET INCOME (LOSS)                                          21,006       (18,875)

RETAINED EARNINGS - beginning of year                     183,802       202,677
DIVIDEND DISTRIBUTION                                    (264,806)           --
                                                       ----------    ----------

RETAINED EARNINGS (ACCUMULATED DEFICIT) - end of year  $  (59,998)   $  183,802
                                                       ----------    ----------

   The accompanying notes are an integral part of these financial statements.

                                SHEERVISION, INC.

                             STATEMENT OF CASH FLOWS

                                                                      YEARS ENDED
                                                                       AUGUST 31,
                                                                ----------------------
                                                                  2005          2004
                                                                ---------    ---------
                                                                             (RESTATED)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                           $  21,006    $ (18,875)
    Adjustments to reconcile net loss to net
        cash used in operating activities:
        Deferred income taxes                                     (11,199)      33,596
        Changes in assets and liabilities:
           Accounts receivable                                    (13,420)     161,871
           Inventory                                             (108,170)      30,548
           Deferred finance costs                                 (50,573)          --
           Prepaid trade shows                                    (20,030)     (33,825)
           Prepaid and other current assets                       (13,064)          --
           Deposits                                                (3,580)          --
           Accounts payable                                       137,354        3,633
           Sales tax payable                                        3,877        1,150
           Income taxes payable                                       (39)      (3,754)
           Commissions payable                                     49,749           --
           Accrued expenses and other current liabilities             777           --
                                                                ---------    ---------

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                (7,312)     174,344
                                                                ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Due from affiliates                                             4,100           --
    Due from stockholders                                         (87,651)    (130,683)
                                                                ---------    ---------

NET CASH USED IN INVESTING ACTIVITIES                             (83,551)    (130,683)
                                                                ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Due to stockholders                                            48,634           --
                                                                ---------    ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                          48,634           --
                                                                ---------    ---------

NET CHANGE IN CASH                                                (42,229)      43,661

CASH - BEGINNING                                                   44,065          404
                                                                ---------    ---------

CASH - ENDING                                                   $   1,836    $  44,065
                                                                =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the year for:
        Interest                                                $      --    $      --
                                                                =========    =========

        Income taxes                                            $   7,852    $   7,812
                                                                =========    =========

SCHEDULE OF NON - CASH INVESTING AND OPERATING ACTIVITIES:
    Non cash asset distributed as a dividend to stockholders'   $ 264,806    $      --
                                                                =========    =========

   The accompanying notes are an integral part of these financial statements.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                            AUGUST 31, 2005 AND 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS

     Sheer Vision, Inc. ("the Company") was incorporated on June 19, 1999 in the State of California and is engaged in the design and sale of proprietary surgical loupes to the dental and medical markets.

     REVENUE RECOGNITION

     Revenue is recognized upon the shipment of products.

     INVENTORY

     Inventory is stated at the lower of cost (first-in, first-out method) or market and consists solely of finished goods.

     DEFERRED FINANCING COSTS

     Deferred financing costs represent legal and other fees associated with the issuance by the Company of 12% secured convertible notes in September 2005. These costs will be amortized over the one year life of the associated notes.

     INCOME TAXES

     The  Company  accounts  for  income  taxes  using the  liability  method as
     prescribed  by  Statement  of  Financial   Accounting  Standards  No.  109,
     ACCOUNTING FOR INCOME TAXES. Deferred income taxes reflect temporary differences in reporting assets and liabilities for income tax and financial accounting purposes. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     LONG-LIVED ASSETS

     Management evaluates the recoverability of the Company's long-lived assets whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Any impairment of value will be recognized as an expense in the statement of operations.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                            AUGUST 31, 2005 AND 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     CONCENTRATION OF CREDIT RISK

     The Company maintains cash balances with various financial institutions, which at times may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy and management believes that there is little risk of loss.

     Accounts receivable are reported net of any write-off for uncollectible accounts. Accounts are written off when significantly past due after exhaustive efforts at collection.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - PRIOR PERIOD ADJUSTMENT

     During the year ended August 31, 2005, management discovered errors pertaining to the year ended August 31, 2004. These errors resulted in an understatement of previously reported accounts payable in the amount of $33,952 and an overstatement in previously reported accounts receivable in the amount of $27,000. An adjustment to trade show expense also resulted in an increase to prepaid and other current assets in the amount of $33,825. In addition, a change in accounting method from cash to accrual as of August 31, 2004 resulted in an increase in deferred taxes in the amount of $33,596. Accordingly, prior period adjustments were made to increase prepaid expenses and other current assets and accounts payable by $33,825 and $33,952, respectively. In addition, accounts receivable was reduced by $27,000. An adjustment was also made to increase deferred income taxes payable in the amount of $33,596. Net income was reduced by $60,723 for the year ended August 31, 2004 and retained earnings of $244,525, as originally reported was reduced by $60,723 to $183,802 as of August 31, 2004.

NOTE 3 - INVENTORIES

     Inventories at August 31, 2005 and 2004 consists of the following:

                                    2005           2004
                               --------------  --------------
         Finished goods           $139,894        $31,724
                                  ========        =======

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                            AUGUST 31, 2005 AND 2004

NOTE 4 - INCOME TAXES

     Provision (benefit) for income taxes for the years ended August 31, consists of the following:


                                                    2005           2004
                                                ------------   -------------
          Current     - federal                   $  2,447        $    --
                      - state                        5,630          4,058
                                                  --------        -------
                                                     8,077          4,058
                                                  --------        -------
          Deferred    - federal                     (8,988)        26,906
                      - state                       (2,211)         6,690
                                                  --------        -------
                                                   (11,199)        33,596
                                                  --------        -------
                                                  $ (3,122)       $37,654
                                                  ========        =======

     The components of the current deferred tax liability at August 31, follows:

                                                                2005      2004
                                                              --------- --------
    Change in  accounting  method from cash to accrual as
     of August 31, 2004. Company fully  recognized the effect
     of this change on its books at August 31, 2004 and for
     tax purposes is recognizing effect over four years as
     per IRC Sect 481(A)                                       $22,397   $33,596
                  ===                                          =======   =======

NOTE 5 - COMMITMENTS

     OPERATING LEASES

     The Company leases space under a noncancellable lease that expires in October 2007, with minimum annual rentals as follows:

           YEAR ENDING
           -----------
              2006                    $36,456
              2007                     40,128
              2008                      6,688
                                      -------
                                      $83,272
                                      =======

     Rent expense for the years ended August 31, 2005 and 2004 amounted to $18,141 and $17,696, respectively.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                            AUGUST 31, 2005 AND 2004

NOTE 6 - ECONOMIC DEPENDENCE

     MAJOR CUSTOMER

     For the years ended August 31, 2005 and 2004, one customer accounted for approximately 5% and 19%, respectively, of the Company's sales.

     As of August 31, 2005 and 2004, this customer accounted for approximately 13% and -0-%, respectively, of the Company's accounts receivable.

     MAJOR VENDORS

     One vendor, with whom the Company has an exclusive manufacturing agreement, accounted for approximately 73% of the Company's purchases in each of the years ended August 31, 2005 and 2004.

     As of August 31, 2005 and 2004, this one vendor accounted for approximately 28% and 32%, respectively, of the Company's accounts payable.

NOTE 7 - SUBSEQUENT EVENTS

     On September 12, 2005 pursuant to a securities offering, the Company issued 12% secured convertible notes due September 12, 2006 in the total principal amount of $1,200,000 along with 1,200 common stock purchase warrants. Interest is payable at the date of maturity. Each investor in the offering is entitled to convert up to 22.5% of the principal amount of the notes into shares of common stock at the conversion price of $2.70 per share. The notes constitute senior secured indebtedness of the Company and are secured by a security interest in all of the Company's assets. In addition the notes are subordinated to one revolving credit facility or term loan to be provided by a commercial lender in a principal amount of not less than $250,000 or more than $1,000,000.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                            AUGUST 31, 2005 AND 2004

NOTE 7 - SUBSEQUENT EVENTS

     On December 1, 2005 the Company entered into a securities purchase agreement with two individuals to acquire all of their shares of common stock in a public company, Clean Water Technologies, Inc., for the purchase price of $625,000. As a result of the transaction, Sheer Vision, Inc. would own 4,517,800 of the common stock, par value $0.001 of Clean Water Technologies, Inc. or 54.579% of the total outstanding shares. The Board of Directors of Clean Water Technologies, Inc. approved the acquisition of all of the outstanding shares of capital stock of SheerVision, Inc., for such number of shares of Common Stock as shall equal 95% of the outstanding Common Stock (giving effect of such issuance).

     In December 2005 the Company entered into an agreement with a bank for a revolving credit facility of up to $300,000. The credit line will expire on January 15, 2007. The line of credit bears interest at 1.25% above the banks prime rate and is collateralized by a security interest in all of the assets of the Company. In addition, all obligations to the bank are personally guaranteed by the two shareholders of the Company. The holders of the 12% secured convertible notes (discussed above) shall subordinate all indebtedness owed them to the bank.